SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 5, 2000

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


           Delaware                                         133645702
 (State or other jurisdiction                            (I.R.S. Employer
              of                                      Identification Number)
incorporation or organization)

                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)

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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 5. Other Event ......................................................    3

Item 7. Exhibits .........................................................    3

Signature ................................................................    4

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Item 5. Other Event

      Included as Exhibit 99.1 to this Form 8-K are financial statements of Research Triangle Commerce, Inc. ("RTCI") as of and for the years ended December 31, 1998 and 1999 and as of and for the six months ended June 30, 1999 and 2000.

Item 7. Exhibits

c)      (i) 99.1 Financial Statements of RTCI
        (ii) 23(ii).1 Consent of PricewaterhouseCoopers LLP


                                      -3-

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2000

                                    INTERNET COMMERCE CORPORATION


                                    /s/ Dr. Geoffrey S. Carroll
                                    -------------------------------------
                                    Dr. Geoffrey S. Carroll
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)